UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 8, 2008

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation

001-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On September 3, 2008, ATSI Communications, Inc. (the "Registrant") issued a press release announcing that it had been selected by Deloitte & Touche LLP, along with their corporate partners America’s 401(k), CresaPartners, Gardere Wynne Sewell LLP, NASDAQ, TriNet and Porsche as one of the 2008 50 fastest growing technology companies in the state of Texas. The Press Release includes previously undisclosed information relating to the revenues and profitability of the Company for the Fiscal Year ended July 31, 2008.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated September 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI COMMUNICATIONS, INC.

Date: September 8, 2008	By:	/s/ Antonio Estrada

Name: Antonio Estrada Title: Sr. VP of Finance & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 3, 2008